UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report February 28, 2013

Columbia Equity Value Fund

Columbia Equity Value Fund

President’s Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Equity Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Equity Value Fund

Performance Overview

Performance Summary

>	Columbia Equity Value Fund (the Fund) Class A shares returned 11.94% excluding sales charges for the 12-month period that ended February 28, 2013.

>	The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.63% for the same 12-month period.

>	The Fund’s stock selections lagged the benchmark in a number of key industry groups.

Average Annual Total Returns (%) (for period ended February 28, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/95
Excluding sales charges		11.94	2.57	9.07
Including sales charges		5.54	1.37	8.42
Class B	05/14/84
Excluding sales charges		11.18	1.80	8.25
Including sales charges		6.18	1.44	8.25
Class C	06/26/00
Excluding sales charges		11.20	1.81	8.25
Including sales charges		10.20	1.81	8.25
Class I*	03/04/04	12.46	3.00	9.49
Class K (formerly Class R4)	03/20/95	12.13	2.75	9.26
Class R*	12/11/06	11.68	2.33	8.81
Class R4 (formerly Class R3)*	12/11/06	12.03	2.59	9.06
Class R5*	12/11/06	12.34	2.98	9.34
Class W*	12/01/06	11.92	2.52	9.03
Class Z*	09/27/10	12.32	2.72	9.15
Russell 1000 Value Index		17.63	3.88	8.77

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Equity Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 — February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Equity Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Equity Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Effective March 11, 2013, Mr. Ramos became a member of the portfolio management replacing Laton Spahr.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	99.0
Consumer Discretionary	11.6
Consumer Staples	8.0
Energy	11.3
Financials	22.4
Health Care	16.2
Industrials	13.4
Information Technology	8.1
Materials	2.2
Telecommunication Services	3.4
Utilities	2.4
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period ended February 28, 2013, the Fund’s Class A shares returned 11.94% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.63% for the same 12-month period. The Fund’s stock selections lagged the benchmark in a number of key industry groups.

Investors Shrug Off Weak Global Growth

Europe’s economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan’s economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace. Against this backdrop, U.S. stocks registered impressive gains for the 12-month period.

Stock Selection in Economically Sensitive Sectors, Health Care Detracted from Return

In general, though, the Fund was hurt by its ownership of economically sensitive companies across a variety of market sectors. The consumer discretionary sector was a source of weakness for the Fund because of its investments in the struggling auto components sector, notably TRW and Visteon. The energy and materials sectors were also sources of underperformance, with lackluster results from companies in exploration and production, chemicals, and other cyclical niches. Perhaps the biggest disappointment for the period came from the health care sector. The Fund’s investments in health care providers Humana and Cigna fared poorly during the period, as a reduction in reimbursements for providers was one area where the federal government’s sequestration — enforced spending cuts that were scheduled to commence early in the year — were expected to have a very specific negative effect.

Financials a Bright Spot

By contrast, financials were a bright spot for the Fund. Holdings such as Bank of America, Goldman Sachs, and JP Morgan overcame what had been extremely negative investor sentiment and staged a strong rally during the second half of the period. The Fund, which had built positions in these companies when their shares traded at steep discounts to book value, participated fully in this rally. Before the period was through, we had added to the Fund’s financial holdings, notably through purchases of Citigroup, Travelers, and Wells Fargo.

In positioning the Fund for the future, we added to the overweight position in health care, investing in such names as Amgen, Express Scripts, and Roche. We are optimistic that the full implementation of the Affordable Care Act will help the bottom lines of many companies in this sector. On the sell side, we pared holdings of several technology firms, including Microsoft and Intel and also eliminated

4	Annual Report 2013

Columbia Equity Value Fund

Manager Discussion of Fund Performance (continued)

positions in LSI, Apple, and Nokia. The common theme in these sales was a concern about the ability of these companies to maintain their market share given the rapid technological advances in electronic devices.

Looking Ahead

From a macro perspective, we are currently cautiously optimistic about the prospects for the equity markets in the year ahead. Our optimism does not derive from the expectation of positive earnings surprises, but rather from a belief that the primary drivers of recent investor worry — the future of Europe, the levels of growth and demand from China and fiscally centered domestic political issues — will moderate in their influence on investor psychology. An abatement of these concerns could lead the market to place a higher multiple on corporate earnings.

Top Ten Holdings (%) (at February 28, 2013)
JPMorgan Chase & Co.	3.1
General Electric Co.	3.0
Pfizer, Inc.	3.0
Goldman Sachs Group, Inc. (The)	2.9
ACE Ltd.	2.4
Johnson & Johnson	2.3
XL Group PLC	2.2
Merck & Co., Inc.	2.1
Chevron Corp.	2.1
Procter & Gamble Co. (The)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013	5

Columbia Equity Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,118.30	1,018.94	6.20	5.91	1.18
Class B	1,000.00	1,000.00	1,115.30	1,015.22	10.12	9.64	1.93
Class C	1,000.00	1,000.00	1,114.30	1,015.22	10.12	9.64	1.93
Class I	1,000.00	1,000.00	1,121.00	1,020.98	4.05	3.86	0.77
Class K (formerly Class R4)	1,000.00	1,000.00	1,119.50	1,019.49	5.62	5.36	1.07
Class R	1,000.00	1,000.00	1,117.10	1,017.70	7.51	7.15	1.43
Class R4 (formerly Class R3)	1,000.00	1,000.00	1,118.80	1,019.64	5.46	5.21	1.04
Class R5	1,000.00	1,000.00	1,120.10	1,020.73	4.31	4.11	0.82
Class W	1,000.00	1,000.00	1,118.50	1,018.94	6.20	5.91	1.18
Class Z	1,000.00	1,000.00	1,120.50	1,020.18	4.89	4.66	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until October 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.93% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective October 27, 2012. If this change had been in place for the entire six month period ended February 28, 2013, the actual expenses paid would have been $4.89 for Class R4; the hypothetical expenses paid would have been $4.66.

6	Annual Report 2013

Columbia Equity Value Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%
Issuer	Shares	Value ($)
Consumer Discretionary 11.6%
Automobiles 1.4%

Ford Motor Co.	668,236	8,426,456

Hotels, Restaurants & Leisure 1.9%

Carnival Corp.	89,915	3,216,260

McDonald’s Corp.	83,895	8,045,530

Total		11,261,790

Media 4.5%

Comcast Corp., Class A	185,963	7,399,468

News Corp., Class A	128,239	3,693,283

Time Warner, Inc.	124,557	6,622,696

Viacom, Inc., Class B	78,927	4,614,072

Walt Disney Co. (The)	95,495	5,213,072

Total		27,542,591

Multiline Retail 2.1%

Kohl’s Corp.	42,573	1,962,615

Target Corp.	174,677	10,997,664

Total		12,960,279

Specialty Retail 1.7%

Gap, Inc. (The)	27,573	907,703

Home Depot, Inc. (The)	139,187	9,534,310

Total		10,442,013

Total Consumer Discretionary		70,633,129

Consumer Staples 8.0%
Beverages 0.6%

PepsiCo, Inc.	47,535	3,601,727

Food & Staples Retailing 1.7%

SYSCO Corp.	142,692	4,588,975

Wal-Mart Stores, Inc.	41,066	2,906,651

Walgreen Co.	77,300	3,164,662

Total		10,660,288

Food Products 1.9%

Hershey Co. (The)	21,407	1,784,059

Kellogg Co.	99,229	6,003,355

Kraft Foods Group, Inc.	29,899	1,449,205

Mondelez International, Inc., Class A	89,697	2,480,122

Total		11,716,741

Household Products 2.1%

Procter & Gamble Co. (The)	164,372	12,521,859

Tobacco 1.7%

Lorillard, Inc.	194,787	7,507,091

Philip Morris International, Inc.	29,696	2,724,608

Total		10,231,699

Total Consumer Staples		48,732,314

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 11.3%
Energy Equipment & Services 2.3%

Cameron International Corp.(a)	43,636	2,780,486

National Oilwell Varco, Inc.	51,195	3,487,915

Schlumberger Ltd.	78,247	6,091,529

Seadrill Ltd.	52,330	1,918,941

Total		14,278,871

Oil, Gas & Consumable Fuels 9.0%

Anadarko Petroleum Corp.	44,243	3,520,858

BP PLC, ADR	153,334	6,194,694

Cameco Corp.	113,391	2,418,437

Chevron Corp.	107,389	12,580,621

Enbridge, Inc.	31,193	1,389,960

EQT Corp.	57,517	3,628,748

Occidental Petroleum Corp.	59,629	4,909,256

Phillips 66	57,755	3,636,255

Pioneer Natural Resources Co.	47,567	5,984,404

Royal Dutch Shell PLC, ADR	39,537	2,595,604

Suncor Energy, Inc.	161,500	4,885,375

Valero Energy Corp.	64,527	2,941,786

Total		54,685,998

Total Energy		68,964,869

Financials 22.3%
Capital Markets 4.2%

BlackRock, Inc.	10,700	2,565,325

Goldman Sachs Group, Inc. (The)	115,339	17,273,169

Morgan Stanley	257,349	5,803,220

Total		25,641,714

Commercial Banks 2.5%

CIT Group, Inc.(a)	97,932	4,099,434

Wells Fargo & Co.	308,478	10,821,408

Total		14,920,842

Consumer Finance 0.5%

Capital One Financial Corp.	57,879	2,953,565

Diversified Financial Services 5.4%

Bank of America Corp.	245,900	2,761,457

Citigroup, Inc.	286,201	12,011,856

JPMorgan Chase & Co.	376,253	18,406,297

Total		33,179,610

Insurance 9.3%

ACE Ltd.	172,197	14,703,902

Aflac, Inc.	48,800	2,437,560

Allstate Corp. (The)	212,151	9,763,189

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

American International Group, Inc.(a)	24,381	926,722

Everest Re Group Ltd.	43,613	5,434,616

MetLife, Inc.	186,231	6,600,026

Travelers Companies, Inc. (The)	47,428	3,814,160

XL Group PLC	463,230	13,266,907

Total		56,947,082

Real Estate Investment Trusts (REITs) 0.4%

Weyerhaeuser Co.	78,935	2,321,478

Total Financials		135,964,291

Health Care 16.2%
Biotechnology 0.6%

Amgen, Inc.	39,200	3,583,272

Health Care Equipment & Supplies 1.3%

Boston Scientific Corp.(a)	502,060	3,710,223

Medtronic, Inc.	95,310	4,285,138

Total		7,995,361

Health Care Providers & Services 2.4%

Express Scripts Holding Co.(a)	57,532	3,274,146

UnitedHealth Group, Inc.	186,715	9,979,917

Universal Health Services, Inc., Class B	21,935	1,269,817

Total		14,523,880

Life Sciences Tools & Services 1.7%

Agilent Technologies, Inc.	62,804	2,605,110

Thermo Fisher Scientific, Inc.	103,644	7,648,927

Total		10,254,037

Pharmaceuticals 10.2%

AstraZeneca PLC, ADR	64,091	2,912,295

Bristol-Myers Squibb Co.	199,642	7,380,765

Johnson & Johnson	182,799	13,912,832

Merck & Co., Inc.	302,615	12,930,739

Novartis AG, ADR	48,543	3,291,215

Pfizer, Inc.	660,101	18,066,964

Roche Holding AG, ADR	65,954	3,783,781

Total		62,278,591

Total Health Care		98,635,141

Industrials 13.3%
Aerospace & Defense 3.2%

Boeing Co. (The)	66,421	5,107,775

Honeywell International, Inc.	105,088	7,366,669

United Technologies Corp.	80,175	7,259,846

Total		19,734,290

Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.1%

Delta Air Lines, Inc.(a)	145,972	2,083,020

United Continental Holdings, Inc.(a)	167,412	4,471,575

Total		6,554,595

Commercial Services & Supplies 1.4%

ADT Corp. (The)	72,925	3,492,378

Republic Services, Inc.	99,666	3,133,499

Tyco International Ltd.	68,048	2,178,217

Total		8,804,094

Electrical Equipment 1.5%

ABB Ltd., ADR	113,175	2,571,336

Eaton Corp. PLC	101,482	6,288,840

Total		8,860,176

Industrial Conglomerates 3.0%

General Electric Co.	784,705	18,220,850

Machinery 2.7%

Caterpillar, Inc.	65,156	6,018,460

Illinois Tool Works, Inc.	47,872	2,944,128

Joy Global, Inc.	22,500	1,425,150

Parker Hannifin Corp.	45,427	4,291,943

Pentair Ltd.	34,995	1,864,183

Total		16,543,864

Road & Rail 0.4%

CSX Corp.	115,968	2,660,306

Total Industrials		81,378,175

Information Technology 8.0%
Communications Equipment 1.8%

Cisco Systems, Inc.	537,457	11,205,978

Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	81,960	3,289,055

Internet Software & Services 0.6%

eBay, Inc.(a)	67,021	3,664,708

IT Services 0.9%

Accenture PLC, Class A	44,397	3,301,361

Mastercard, Inc., Class A	3,507	1,815,995

Total		5,117,356

Semiconductors & Semiconductor Equipment 2.7%

Analog Devices, Inc.	70,921	3,207,048

Fairchild Semiconductor International, Inc.(a)	202,494	2,887,564

Infineon Technologies-adr	170,689	1,444,882

Intel Corp.	178,937	3,730,837

Microchip Technology, Inc.	45,832	1,671,493

ON Semiconductor Corp.(a)	399,924	3,199,392

Total		16,141,216

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.5%

Microsoft Corp.	56,046	1,558,079

Oracle Corp.	227,803	7,804,531

Total		9,362,610

Total Information Technology		48,780,923

Materials 2.2%
Chemicals 1.8%

Dow Chemical Co. (The)	48,385	1,534,772

LyondellBasell Industries NV, Class A	64,200	3,763,404

Mosaic Co. (The)	94,585	5,537,006

Total		10,835,182

Paper & Forest Products 0.4%

International Paper Co.	58,629	2,580,262

Total Materials		13,415,444

Telecommunication Services 3.4%
Diversified Telecommunication Services 3.4%

AT&T, Inc.	249,518	8,960,192

Deutsche Telekom AG, ADR	244,832	2,617,254

Verizon Communications, Inc.	192,359	8,950,464

Total		20,527,910

Total Telecommunication Services		20,527,910

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.4%
Electric Utilities 0.5%

Duke Energy Corp.	45,459	3,148,036

Multi-Utilities 1.9%

Dominion Resources, Inc.	56,393	3,158,008

PG&E Corp.	70,149	2,991,153

Sempra Energy	67,211	5,226,327

Total		11,375,488

Total Utilities		14,523,524

Total Common Stocks (Cost: $495,041,833)		601,555,720

Money Market Funds 1.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.128%(b)(c)	6,238,554	6,238,554

Total Money Market Funds (Cost: $6,238,554)		6,238,554

Total Investments (Cost: $501,280,387)		607,794,274

Other Assets & Liabilities, Net		1,807,463

Net Assets		609,601,737

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,995,300	146,458,089	(154,214,835)	6,238,554	17,830	6,238,554

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2013.

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	70,633,129	—	—	70,633,129

Consumer Staples	48,732,314	—	—	48,732,314

Energy	68,964,869	—	—	68,964,869

Financials	135,964,291	—	—	135,964,291

Health Care	98,635,141	—	—	98,635,141

Industrials	81,378,175	—	—	81,378,175

Information Technology	48,780,923	—	—	48,780,923

Materials	13,415,444	—	—	13,415,444

Telecommunication Services	20,527,910	—	—	20,527,910

Utilities	14,523,524	—	—	14,523,524

Total Equity Securities	601,555,720	—	—	601,555,720

Other

Money Market Funds	6,238,554	—	—	6,238,554

Total Other	6,238,554	—	—	6,238,554

Total	607,794,274	—	—	607,794,274

See	the Portfolio of Investments for all investment classifications not indicated in the table.

There	were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Equity Value Fund

Statement of Assets and Liabilities

February 28, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $495,041,833)	$601,555,720

Affiliated issuers (identified cost $6,238,554)	6,238,554

Total investments (identified cost $501,280,387)	607,794,274

Receivable for:

Investments sold	910,350

Capital shares sold	666,386

Dividends	2,062,615

Reclaims	32,164

Expense reimbursement due from Investment Manager	2,216

Total assets	611,468,005

Liabilities

Due to custodian	74

Payable for:

Investments purchased	914,260

Capital shares purchased	730,747

Investment management fees	10,919

Distribution and/or service fees	4,500

Transfer agent fees	64,694

Administration fees	990

Plan administration fees	664

Compensation of board members	27,141

Other expenses	112,279

Total liabilities	1,866,268

Net assets applicable to outstanding capital stock	$609,601,737

Represented by

Paid-in capital	$526,375,283

Undistributed net investment income	1,773,947

Accumulated net realized loss	(25,061,142)

Unrealized appreciation (depreciation) on:

Investments	106,513,887

Foreign currency translations	(238)

Total — representing net assets applicable to outstanding capital stock	$609,601,737

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Equity Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A

Net assets	$587,324,157

Shares outstanding	49,669,343

Net asset value per share	$11.82

Maximum offering price per share(a)	$12.54

Class B

Net assets	$12,730,094

Shares outstanding	1,070,976

Net asset value per share	$11.89

Class C

Net assets	$4,146,940

Shares outstanding	353,870

Net asset value per share	$11.72

Class I

Net assets	$10,326

Shares outstanding	891

Net asset value per share	$11.59

Class K(b)

Net assets	$3,393,814

Shares outstanding	286,161

Net asset value per share	$11.86

Class R

Net assets	$37,785

Shares outstanding	3,197

Net asset value per share	$11.82

Class R4(c)

Net assets	$8,491

Shares outstanding	716

Net asset value per share	$11.86

Class R5

Net assets	$1,149,079

Shares outstanding	97,114

Net asset value per share	$11.83

Class W

Net assets	$13,189

Shares outstanding	1,109

Net asset value per share	$11.89

Class Y

Net assets	$2,500

Shares outstanding	215

Net asset value per share(d)	$11.61

Class Z

Net assets	$785,362

Shares outstanding	66,346

Net asset value per share	$11.84

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Equity Value Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$15,383,603
Dividends — affiliated issuers	17,830
Income from securities lending — net	54,153
Foreign taxes withheld	(132,649)

Total income	15,322,937

Expenses:
Investment management fees	3,883,146
Distribution and/or service fees
Class A	1,429,621
Class B	145,005
Class C	39,610
Class R	153
Class R4(a)	12
Class W	40
Transfer agent fees
Class A	1,338,992
Class B	33,476
Class C	9,266
Class K(b)	1,426
Class R	72
Class R4(a)	10
Class R5	538
Class W	37
Class Z	1,439
Administration fees	352,140
Plan administration fees
Class K(b)	7,113
Class R4(a)	12
Compensation of board members	17,933
Custodian fees	8,385
Printing and postage fees	150,814
Registration fees	171,600
Professional fees	30,686
Other	23,626

Total expenses	7,645,152
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(586,764)
Expense reductions	(40)

Total net expenses	7,058,348

Net investment income	8,264,589

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	50,262,235
Foreign currency translations	558

Net realized gain	50,262,793
Net change in unrealized appreciation (depreciation) on:
Investments	8,049,002
Foreign currency translations	(238)

Net change in unrealized appreciation (depreciation)	8,048,764

Net realized and unrealized gain	58,311,557

Net increase in net assets resulting from operations	$66,576,146

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Equity Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012(a)	Year Ended March 31, 2011(b)
Operations

Net investment income	$8,264,589	$7,340,381	$7,661,143

Net realized gain	50,262,793	46,680,899	18,221,361

Net change in unrealized appreciation (depreciation)	8,048,764	(81,721,461)	84,205,396

Net increase (decrease) in net assets resulting from operations	66,576,146	(27,700,181)	110,087,900

Distributions to shareholders

Net investment income

Class A	(8,645,068)	(5,269,081)	(7,179,224)

Class B	(107,952)	(48,235)	(77,999)

Class C	(30,450)	(11,345)	(15,019)

Class I	(185)	(126,995)	(201,744)

Class K(c)	(46,158)	(22,500)	(143,049)

Class R	(386)	(161)	(252)

Class R4(d)	(111)	(88)	(1,339)

Class R5	(20,143)	(11,406)	(13,912)

Class W	(188)	(52,773)	(62,989)

Class Z	(11,156)	(1,893)	(19)

Total distributions to shareholders	(8,861,797)	(5,544,477)	(7,695,546)

Increase (decrease) in net assets from capital stock activity	(71,003,723)	(145,579,134)	(65,457,158)

Total increase (decrease) in net assets	(13,289,374)	(178,823,792)	36,935,196

Net assets at beginning of year	622,891,111	801,714,903	764,779,707

Net assets at end of year	$609,601,737	$622,891,111	$801,714,903

Undistributed net investment income	$1,773,947	$2,367,615	$576,103

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Equity Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)		Year Ended March 31, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(d)	5,763,865	62,013,117	9,404,750	96,086,104	11,863,039	114,231,427

Distributions reinvested	790,914	8,511,381	534,248	5,105,936	704,553	6,924,170

Redemptions	(12,416,280)	(134,287,538)	(20,560,206)	(205,662,642)	(17,157,384)	(166,372,781)

Net decrease	(5,861,501)	(63,763,040)	(10,621,208)	(104,470,602)	(4,589,792)	(45,217,184)

Class B shares

Subscriptions	15,201	164,952	26,343	263,114	105,380	991,166

Distributions reinvested	9,862	106,986	4,754	47,022	7,640	76,165

Redemptions(d)	(718,595)	(7,554,084)	(1,182,811)	(12,595,998)	(2,381,711)	(21,961,103)

Net decrease	(693,532)	(7,282,146)	(1,151,714)	(12,285,862)	(2,268,691)	(20,893,772)

Class C shares

Subscriptions	31,445	336,331	40,027	408,988	67,039	644,739

Distributions reinvested	2,754	29,583	1,144	10,882	1,474	14,407

Redemptions	(75,889)	(809,462)	(100,734)	(1,008,372)	(125,852)	(1,214,784)

Net decrease	(41,690)	(443,548)	(59,563)	(588,502)	(57,339)	(555,638)

Class I shares

Subscriptions	—	—	2,671,286	28,362,782	62,165	607,271

Distributions reinvested	—	—	13,097	126,725	21,274	201,610

Redemptions	—	—	(2,684,383)	(26,076,569)	(1,987,819)	(21,509,209)

Net increase (decrease)	—	—	—	2,412,938	(1,904,380)	(20,700,328)

Class K shares(e)

Subscriptions	72,903	800,841	66,523	697,791	440,763	4,323,275

Distributions reinvested	4,262	46,021	2,355	22,431	14,430	142,954

Redemptions	(47,928)	(518,792)	(1,063,581)	(11,798,258)	(249,592)	(2,426,986)

Net increase (decrease)	29,237	328,070	(994,703)	(11,078,036)	205,601	2,039,243

Class R shares

Subscriptions	751	8,458	309	3,138	272	2,650

Distributions reinvested	27	293	13	120	20	199

Redemptions	(299)	(3,426)	(722)	(7,961)	(303)	(3,233)

Net increase (decrease)	479	5,325	(400)	(4,703)	(11)	(384)

Class R4 shares(f)

Subscriptions	—	—	—	—	1,835	17,760

Distributions reinvested	1	7	—	6	136	1,293

Redemptions	—	—	—	—	(20,270)	(219,097)

Net increase (decrease)	1	7	—	6	(18,299)	(200,044)

Class R5 shares

Subscriptions	7,333	78,842	6,876	67,009	100,930	880,332

Distributions reinvested	1,860	20,007	1,182	11,327	1,403	13,813

Redemptions	(9,353)	(101,966)	(7,418)	(72,500)	(6,375)	(59,507)

Net increase (decrease)	(160)	(3,117)	640	5,836	95,958	834,638

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Equity Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)		Year Ended March 31, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	1	8	149,473	1,638,148	1,969,543	20,517,725

Distributions reinvested	13	136	4,992	52,762	5,791	62,947

Redemptions	(1,267)	(13,600)	(2,002,364)	(21,784,983)	(125,453)	(1,346,861)

Net increase (decrease)	(1,253)	(13,456)	(1,847,899)	(20,094,073)	1,849,881	19,233,811

Class Y shares

Subscriptions	215	2,500	—	—	—	—

Net increase	215	2,500	—	—	—	—

Class Z shares

Subscriptions	52,637	579,258	57,289	585,632	268	2,500

Distributions reinvested	840	9,064	108	1,012	—	—

Redemptions	(38,603)	(422,640)	(6,193)	(62,780)	—	—

Net increase	14,874	165,682	51,204	523,864	268	2,500

Total net decrease	(6,553,330)	(71,003,723)	(14,623,643)	(145,579,134)	(6,686,804)	(65,457,158)

(a)	Class Y shares commenced operations on February 28, 2013.

(b)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(c)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(d)	Includes conversions of Class B shares to Class A shares, if any.

(e)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(f)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Equity Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class A	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.72		$11.02		$9.63	$6.54	$11.97	$13.43

Income from investment operations:

Net investment income	0.15		0.11		0.10	0.12	0.16	0.15

Net realized and unrealized gain (loss)	1.11		(0.33)		1.40	3.10	(4.79)	(0.66)

Total from investment operations	1.26		(0.22)		1.50	3.22	(4.63)	(0.51)

Less distributions to shareholders:

Net investment income	(0.16)		(0.08)		(0.11)	(0.13)	(0.15)	(0.18)

Net realized gains	—		—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.16)		(0.08)		(0.11)	(0.13)	(0.80)	(0.95)

Net asset value, end of period	$11.82		$10.72		$11.02	$9.63	$6.54	$11.97

Total return	11.94%		(1.87%)		15.67%	49.52%	(39.50%)	(4.39%)

Ratios to average net assets(b)

Total gross expenses	1.26%		1.22	%(c)	1.11%	1.09%	1.11%	1.06%

Total net expenses(d)	1.16	%(e)	1.12	%(c)(e)	1.11%	1.09%	1.11%	1.06	%(f)

Net investment income	1.41%		1.18	%(c)	1.07%	1.39%	1.68%	1.09%

Supplemental data

Net assets, end of period (in thousands)	$587,324		$595,255		$729,078	$681,073	$450,713	$862,727

Portfolio turnover	49%		21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The ratio of net expenses after reduction for earnings and bank fee credits was 1.05%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class B	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.77		$11.08		$9.67	$6.57	$12.01	$13.46

Income from investment operations:

Net investment income	0.07		0.04		0.03	0.06	0.09	0.05

Net realized and unrealized gain (loss)	1.13		(0.33)		1.40	3.10	(4.80)	(0.66)

Total from investment operations	1.20		(0.29)		1.43	3.16	(4.71)	(0.61)

Less distributions to shareholders:

Net investment income	(0.08)		(0.02)		(0.02)	(0.06)	(0.08)	(0.07)

Net realized gains	—		—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.08)		(0.02)		(0.02)	(0.06)	(0.73)	(0.84)

Net asset value, end of period	$11.89		$10.77		$11.08	$9.67	$6.57	$12.01

Total return	11.18%		(2.58%)		14.84%	48.26%	(39.94%)	(5.07%)

Ratios to average net assets(b)

Total gross expenses	2.00%		1.96	%(c)	1.86%	1.85%	1.88%	1.82%

Total net expenses(d)	1.91	%(e)	1.88	%(c)(e)	1.86%	1.85%	1.88%	1.82	%(f)

Net investment income	0.63%		0.41	%(c)	0.30%	0.68%	0.88%	0.33%

Supplemental data

Net assets, end of period (in thousands)	$12,730		$19,003		$32,311	$50,132	$50,135	$120,950

Portfolio turnover	49%		21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The ratio of net expenses after reduction for earnings and bank fee credits was 1.81%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class C	2013		2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.62		$10.93		$9.55	$6.49	$11.89	$13.34

Income from investment operations:

Net investment income	0.07		0.04		0.03	0.05	0.09	0.05

Net realized and unrealized gain (loss)	1.11		(0.32)		1.38	3.08	(4.76)	(0.66)

Total from investment operations	1.18		(0.28)		1.41	3.13	(4.67)	(0.61)

Less distributions to shareholders:

Net investment income	(0.08)		(0.03)		(0.03)	(0.07)	(0.08)	(0.07)

Net realized gains	—		—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.08)		(0.03)		(0.03)	(0.07)	(0.73)	(0.84)

Net asset value, end of period	$11.72		$10.62		$10.93	$9.55	$6.49	$11.89

Total return	11.20%		(2.56%)		14.82%	48.35%	(39.97%)	(5.07%)

Ratios to average net assets(b)

Total gross expenses	2.01%		1.97	%(c)	1.86%	1.85%	1.87%	1.82%

Total net expenses(d)	1.91	%(e)	1.88	%(c)(e)	1.86%	1.85%	1.87%	1.82	%(f)

Net investment income	0.66%		0.44	%(c)	0.32%	0.62%	0.94%	0.34%

Supplemental data

Net assets, end of period (in thousands)	$4,147		$4,203		$4,977	$4,895	$3,103	$5,339

Portfolio turnover	49%		21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The ratio of net expenses after reduction for earnings and bank fee credits was 1.81%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended March 31,
Class I	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.51	$11.03		$9.64	$6.55	$11.99	$13.45

Income from investment operations:

Net investment income	0.19	0.14		0.14	0.14	0.21	0.21

Net realized and unrealized gain (loss)	1.10	(0.36)		1.40	3.12	(4.80)	(0.67)

Total from investment operations	1.29	(0.22)		1.54	3.26	(4.59)	(0.46)

Less distributions to shareholders:

Net investment income	(0.21)	(0.30)		(0.15)	(0.17)	(0.20)	(0.23)

Net realized gains	—	—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.21)	(0.30)		(0.15)	(0.17)	(0.85)	(1.00)

Net asset value, end of period	$11.59	$10.51		$11.03	$9.64	$6.55	$11.99

Total return	12.46%	(1.59%)		16.18%	50.13%	(39.22%)	(3.99%)

Ratios to average net assets(b)

Total gross expenses	0.78%	0.74	%(c)	0.63%	0.66%	0.69%	0.65%

Total net expenses(d)	0.75%	0.69	%(c)	0.63%	0.66%	0.69%	0.65%

Net investment income	1.83%	1.52	%(c)	1.50%	1.50%	2.00%	1.50%

Supplemental data

Net assets, end of period (in thousands)	$10	$9		$10	$18,363	$4	$13

Portfolio turnover	49%	21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended March 31,
Class K(a)	2013	2012(b)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.75	$11.05		$9.65	$6.56	$11.98	$13.44

Income from investment operations:

Net investment income	0.17	0.11		0.12	0.13	0.19	0.17

Net realized and unrealized gain (loss)	1.12	(0.32)		1.40	3.10	(4.79)	(0.66)

Total from investment operations	1.29	(0.21)		1.52	3.23	(4.60)	(0.49)

Less distributions to shareholders:

Net investment income	(0.18)	(0.09)		(0.12)	(0.14)	(0.17)	(0.20)

Net realized gains	—	—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.18)	(0.09)		(0.12)	(0.14)	(0.82)	(0.97)

Net asset value, end of period	$11.86	$10.75		$11.05	$9.65	$6.56	$11.98

Total return	12.13%	(1.81%)		15.94%	49.64%	(39.30%)	(4.24%)

Ratios to average net assets(c)

Total gross expenses	1.08%	1.03	%(d)	0.92%	0.92%	0.97%	0.97%

Total net expenses(e)	1.05%	0.97	%(d)	0.92%	0.92%	0.93%	0.93%

Net investment income	1.55%	1.14	%(d)	1.26%	1.53%	1.83%	1.22%

Supplemental data

Net assets, end of period (in thousands)	$3,394	$2,762		$13,828	$10,093	$4,173	$12,092

Portfolio turnover	49%	21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended March 31,
Class R	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.72	$11.02		$9.63	$6.54	$11.98	$13.43

Income from investment operations:

Net investment income	0.13	0.09		0.08	0.08	0.15	0.13

Net realized and unrealized gain (loss)	1.11	(0.33)		1.39	3.12	(4.79)	(0.65)

Total from investment operations	1.24	(0.24)		1.47	3.20	(4.64)	(0.52)

Less distributions to shareholders:

Net investment income	(0.14)	(0.06)		(0.08)	(0.11)	(0.15)	(0.16)

Net realized gains	—	—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.14)	(0.06)		(0.08)	(0.11)	(0.80)	(0.93)

Net asset value, end of period	$11.82	$10.72		$11.02	$9.63	$6.54	$11.98

Total return	11.68%	(2.08%)		15.35%	49.13%	(39.60%)	(4.45%)

Ratios to average net assets(b)

Total gross expenses	1.51%	1.47	%(c)	1.39%	1.45%	1.50%	1.46%

Total net expenses(d)	1.41%	1.38	%(c)	1.39%	1.45%	1.25%	1.21%

Net investment income	1.18%	0.95	%(c)	0.78%	0.88%	1.55%	0.94%

Supplemental data

Net assets, end of period (in thousands)	$38	$29		$34	$30	$2	$4

Portfolio turnover	49%	21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended March 31,
Class R4(a)	2013	2012(b)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.74	$11.07		$9.64	$6.55	$11.98	$13.43

Income from investment operations:

Net investment income	0.15	0.13		0.10	0.11	0.15	0.12

Net realized and unrealized gain (loss)	1.13	(0.34)		1.40	3.10	(4.78)	(0.61)

Total from investment operations	1.28	(0.21)		1.50	3.21	(4.63)	(0.49)

Less distributions to shareholders:

Net investment income	(0.16)	(0.12)		(0.07)	(0.12)	(0.15)	(0.19)

Net realized gains	—	—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.16)	(0.12)		(0.07)	(0.12)	(0.80)	(0.96)

Net asset value, end of period	$11.86	$10.74		$11.07	$9.64	$6.55	$11.98

Total return	12.03%	(1.77%)		15.67%	49.35%	(39.51%)	(4.22%)

Ratios to average net assets(c)

Total gross expenses	1.21%	1.29	%(d)	1.18%	1.17%	1.20%	1.37%

Total net expenses(e)	1.15%	0.92	%(d)	1.18%	1.17%	1.19%	1.12	%(f)

Net investment income	1.43%	1.40	%(d)	1.07%	1.32%	1.71%	1.06%

Supplemental data

Net assets, end of period (in thousands)	$8	$8		$8	$183	$107	$138

Portfolio turnover	49%	21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	Effective October 31, 2012, Class R3 shares were renamed Class R4 shares.

(b)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The ratio of net expenses after reduction for earnings and bank fee credits was 1.10%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended March 31,
Class R5	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.73	$11.03		$9.63	$6.54	$11.98	$13.43

Income from investment operations:

Net investment income	0.19	0.15		0.14	0.15	0.20	0.20

Net realized and unrealized gain (loss)	1.11	(0.33)		1.41	3.10	(4.80)	(0.65)

Total from investment operations	1.30	(0.18)		1.55	3.25	(4.60)	(0.45)

Less distributions to shareholders:

Net investment income	(0.20)	(0.12)		(0.15)	(0.16)	(0.19)	(0.23)

Net realized gains	—	—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.20)	(0.12)		(0.15)	(0.16)	(0.84)	(1.00)

Net asset value, end of period	$11.83	$10.73		$11.03	$9.63	$6.54	$11.98

Total return	12.34%	(1.53%)		16.26%	50.15%	(39.29%)	(3.98%)

Ratios to average net assets(b)

Total gross expenses	0.83%	0.79	%(c)	0.67%	0.67%	0.75%	0.71%

Total net expenses(d)	0.80%	0.73	%(c)	0.67%	0.67%	0.75%	0.71%

Net investment income	1.78%	1.59	%(c)	1.49%	1.72%	2.05%	1.44%

Supplemental data

Net assets, end of period (in thousands)	$1,149	$1,043		$1,066	$7	$2	$4

Portfolio turnover	49%	21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended March 31,
Class W	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.76	$11.03		$9.63	$6.54	$11.98	$13.43

Income from investment operations:

Net investment income	0.15	0.09		0.11	0.12	0.16	0.14

Net realized and unrealized gain (loss)	1.12	(0.33)		1.40	3.10	(4.80)	(0.65)

Total from investment operations	1.27	(0.24)		1.51	3.22	(4.64)	(0.51)

Less distributions to shareholders:

Net investment income	(0.14)	(0.03)		(0.11)	(0.13)	(0.15)	(0.17)

Net realized gains	—	—		—	—	(0.65)	(0.77)

Total distributions to shareholders	(0.14)	(0.03)		(0.11)	(0.13)	(0.80)	(0.94)

Net asset value, end of period	$11.89	$10.76		$11.03	$9.63	$6.54	$11.98

Total return	11.92%	(2.19%)		15.82%	49.56%	(39.54%)	(4.36%)

Ratios to average net assets(b)

Total gross expenses	1.26%	1.13	%(c)	1.14%	1.03%	1.15%	1.12%

Total net expenses(d)	1.16%	1.10	%(c)(e)	1.14%	1.03%	1.15%	1.12%

Net investment income	1.38%	0.89	%(c)	1.04%	1.45%	1.66%	1.03%

Supplemental data

Net assets, end of period (in thousands)	$13	$25		$20,400	$4	$2	$5

Portfolio turnover	49%	21%		37%	30%	21%	25%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class Z	2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$10.73		$11.03		$9.32

Income from investment operations:

Net investment income	0.18		0.15		0.06

Net realized and unrealized gain (loss)	1.12		(0.34)		1.72

Total from investment operations	1.30		(0.19)		1.78

Less distributions to shareholders:

Net investment income	(0.19)		(0.11)		(0.07)

Total distributions to shareholders	(0.19)		(0.11)		(0.07)

Net asset value, end of period	$11.84		$10.73		$11.03

Total return	12.32%		(1.62%)		19.16%

Ratios to average net assets(c)

Total gross expenses	1.01%		0.96	%(d)	0.87	%(d)

Total net expenses(e)	0.91	%(f)	0.86	%(d)(f)	0.87	%(d)

Net investment income	1.68%		1.67	%(d)	1.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$785		$552		$3

Portfolio turnover	49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Equity Value Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares (formerly Class R3 shares) are not subject to sales charges. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Effective November 8, 2012, Class R4 shares are only available to qualifying institutional investors. Prior to November 8, 2012, Class R4 shares were closed to new investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on February 28, 2013.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many

28	Annual Report 2013

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2013

securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Annual Report 2013	29

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.65% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $2,685.

30	Annual Report 2013

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective February 28, 2013, Class Y shares will not pay transfer agent fees for at least twelve months. Prior to November 1, 2012, total transfer agent fees for Class R4 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.

For the year ended February 28, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.12
Class R5	0.05
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to October 27, 2012, the Fund also paid a plan administration fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 27, 2012, the Fund also paid a distribution fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class R4 shares.

Annual Report 2013	31

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2013

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $914,000 and $52,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $141,656 for Class A, $5,076 for Class B and $234 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective June 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.77
Class K	1.07
Class R	1.43
Class R4*	0.93
Class R5	0.82
Class W	1.18
Class Y	0.77
Class Z	0.93

*	Annual rate is contractual from October 27, 2012 through October 31, 2013. For the period June 1, 2012 through October 26, 2012, the annual rate for Class R4 shares was 1.32%.

Prior to June 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.69
Class K	0.99
Class R	1.36
Class R4	1.24
Class R5	0.74
Class W	1.11
Class Z	0.86

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,540
Accumulated net realized loss	(3,540)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

32	Annual Report 2013

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2013

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012	March 31, 2011
Ordinary income	$8,861,797	$5,544,477	$7,695,546

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,800,781
Undistributed accumulated long-term gain	—
Accumulated realized loss	(20,180,737)
Unrealized appreciation	101,633,482

At February 28, 2013, the cost of investments for federal income tax purposes was $506,160,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$108,743,470
Unrealized depreciation	(7,109,988)
Net unrealized app/depreciation	$101,633,482

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	7,842,960
2018	12,337,777
Total	20,180,737

For the year ended February 28, 2013, $46,206,001 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $284,095,546 and $348,159,000, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 29.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013	33

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 10. Fund Merger

On April 26, 2013, the Fund is expected to acquire the assets and assume the identified liabilities of Columbia Large Cap Value Fund, a series of Columbia Funds Series Trust (the acquired fund). Shareholders of the acquired fund approved the plan of reorganization on February 27, 2013. The purpose of the merger is to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

Note 11. Significant Risks

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2013

Columbia Equity Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Equity Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Equity Value Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at February 28, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended February 29, 2012 and prior were audited by another independent registered public accounting firm whose report dated April 23, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2013

Annual Report 2013	35

Columbia Equity Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

36	Annual Report 2013

Columbia Equity Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	37

Columbia Equity Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

38	Annual Report 2013

Columbia Equity Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	210	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	39

Columbia Equity Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

40	Annual Report 2013

Columbia Equity Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

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Columbia Equity Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	45

Columbia Equity Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN145_02_C01_(04/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing. The series changed its fiscal year end from March 31 to February 29, effective February 29, 2012. The fees presented for 2012 represent the eleven month period ended February 29, 2012. During the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$20,800	$20,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

The fees for the fiscal years ended February 28, 2013 and February 29, 2012 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$6,200	$9,800

Fiscal year 2013 includes fees billed for the review and provision of consent in connection with fund mergers and the review of documentation around a change in independent accountant. Fiscal year 2012 includes fees billed for the review of yield calculations.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$5,300	$3,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The fees for the fiscal year ended February 28, 2013 and February 29, 2012 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$100,000	$83,200

In both fiscal years 2013 and 2012, these fees consist of fees billed for a subscription to a tax database. Fiscal year 2013 also includes fees billed for tax consulting services.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$200,000	$166,000

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and

Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$311,900	$262,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 22, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 22, 2013